UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2510 East Sunset Road, Suite 5 #925 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 608-1990

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Rainmaker Worldwide Inc. (the “Company”) previously filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission (the “SEC”) with respect to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”).

The Company is providing this update to inform investors that it did not file the 2025 Form 10-K within the extension period prescribed under Rule 12b-25. As a result, the Company is not in compliance with its periodic reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company is evaluating its financial reporting requirements and available resources. At this time, the Company is unable to provide an estimated timeline for the completion and filing of the 2025 Form 10-K.

In addition, due to the circumstances described above, the Company may be unable to timely file its Quarterly Reports on Form 10-Q for subsequent periods. Accordingly, the Company expects that it may not remain current in its reporting obligations under the Exchange Act.

The Company is assessing the implications of these matters, including its status as a reporting company under the Exchange Act, and will provide updates as appropriate.

The Company remains committed to providing appropriate disclosures to investors as circumstances develop.

The Company’s inability to complete its required filings is primarily attributable to internal resource limitations and ongoing evaluation of financial reporting processes. The Company intends to continue providing public disclosure through OTC Markets in accordance with applicable requirements. The Company is actively working to address these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: April 16, 2026	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer